SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as
[X]  Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                             AMERICAN RIVER BANKSHARES
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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

                            AMERICAN RIVER BANKSHARES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 18, 2006

TO THE SHAREHOLDERS OF AMERICAN RIVER BANKSHARES:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of American River Bankshares (the "Company") will be held on Thursday, May 18, 2006 at 5:30 p.m., at the North Ridge Country Club, located at 7600 Madison Avenue, Fair Oaks, California 95628 for the purpose of considering and voting upon the following matters:

     1. Election of Directors. To elect the following four (4) nominees of the Board of Directors as Class II Directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified:

  Charles D. Fite     David T. Taber     Stephen H. Waks     Michael A. Ziegler

     2. Ratification of Independent Public Accountants. To ratify the selection of Perry-Smith LLP as independent public accountants for the 2006 fiscal year.

     3. Other Business. To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

Article III, Section 3.3 of the bylaws of the Company provides for the nomination of directors in the following manner:

         "Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association, or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

The Board of Directors has fixed the close of business on April 6, 2006 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ STEPHEN H. WAKS
                                       -----------------------------------------
                                       Stephen H. Waks
                                       Corporate Secretary

Dated: April 21, 2006

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND INDICATE IF YOU WILL ATTEND THE MEETING IN PERSON.

                       THIS PAGE INTENTIONALLY LEFT BLANK

Mailed to Shareholders
on or about April 21, 2006

                            AMERICAN RIVER BANKSHARES
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 18, 2006

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2006 Annual Meeting of Shareholders (the "Meeting") of American River Bankshares (the "Company") to be held on Thursday, May 18, 2006 at 5:30 p.m., at the North Ridge Country Club, located at 7600 Madison Avenue, Fair Oaks, California 95628 and at any and all postponements or adjournments thereof. Only shareholders of record on April 6, 2006 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 5,624,644 of the Company's no par value common stock.

Revocability of Proxies

         A proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, a proxy will be revoked if the shareholder executing such proxy is in attendance at the Meeting and such shareholder votes in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.

         Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted "FOR" the nominees for election of directors named herein and "FOR" the ratification of the selection of Perry-Smith LLP as independent public accountants for the 2006 fiscal year. If any other business is properly presented at the Meeting, the proxy will be voted in accordance with the recommendations of management.

Solicitation of Proxies

         This solicitation of proxies is being made by the Board of Directors of the Company. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in this solicitation of proxies will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy Statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it is advisable.

Voting Securities

         On any matter submitted to the vote of the shareholders, each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date.

         A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Company is not present or if a quorum is present but sufficient votes in favor of any of the proposals have not been received, the Meeting may be held for purposes of voting on those proposals for which sufficient votes have been received, and the persons named as proxyholders may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any of the proposals as to which sufficient votes have not been received.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, April 6, 2006, no individual known to the Company owned more than five percent (5%) of the outstanding shares of its common stock, except as described below.

------------------ ------------------------------ ----------------------- ---------------------
                          Name and Address of      Amount and Nature of
 Title of Class            Beneficial Owner        Beneficial Ownership    Percent of Class (1)
------------------ ------------------------------ ----------------------- ---------------------
  Common Stock     The Banc Funds Co. LLC                 299,300                  5.3%
                   208 South La Salle St., #1680
                   Chicago, IL 60604-1000
------------------ ------------------------------ ----------------------- ---------------------

(1) Percentage calculated based on 5,624,644 shares outstanding as of the Record Date.

         The following table sets forth information as of April 6, 2006, concerning the equity ownership of the Company's directors, director-nominees, American River Bank directors, and the executive officers named in the Summary Compensation Table, and directors, director-nominees, American River Bank directors, and executive officers as a group. Unless otherwise indicated in the notes to the table, each person listed below possesses sole voting and sole investment power, or shared voting and investment power with a spouse, for the shares of the Company's common stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The table does not include former Director Sam J. Gallina, who retired on May 19, 2005. The Company has only one class of shares outstanding, common stock. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

Name and Address (1) of                        Amount and Nature of        Percent of
  Beneficial Owner                             Beneficial Ownership        Class (2)
--------------------------                                                 ----------
 Kevin B. Bender                                    24,424(4)                  0.4%
 Amador S. Bustos                                    9,496(5)                  0.2%
 Raymond F. Byrne                                    2,047(6)                  0.0%
 Mitchell A. Derenzo                                39,774(7)                  0.7%
 Charles D. Fite                                   117,544(8)                  2.1%
 Robert J. Fox                                      11,761(9)                  0.2%
 Gregory N. Patton                                  20,718(10)                 0.4%
 William A. Robotham                                69,254(11)                 1.2%
 Larry D. Standing                                  27,785                     0.5%
 David T. Taber                                    120,508(12)                 2.1%
 Roger J. Taylor, D.D.S.                            77,411(13)                 1.4%
 Douglas E. Tow                                     22,354(14)                 0.4%
 Stephen H. Waks                                    56,585(15)                 1.0%
 Philip A. Wright(3)                                50,757(16)                 0.9%
 Richard P. Vinson(3)                               16,181                     0.3%
 Michael A. Ziegler                                  8,895(17)                 0.2%
 All directors, director-nominees, and             675,494(18)                11.8%
 executive officers as a group (16 persons)

(1) The address for all persons listed is c/o American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.
(2) Includes shares of Common Stock subject to stock options exercisable within 60 days of the record date.
(3) Mr. Wright and Mr. Vinson are directors of the Company's subsidiary, American River Bank.
(4) Includes 13,002 shares which Mr. Bender has the right to acquire upon the exercise of stock options within 60 days of the record date.
(5) Includes 722 shares which Mr. Bustos has the right to acquire upon the exercise of stock options within 60 days of the record date.
(6) Includes 1,942 shares which Mr. Byrne has the right to acquire upon the exercise of stock options within 60 days of the record date.
(7) Includes 12,384 shares which Mr. Derenzo has the right to acquire upon the exercise of stock options within 60 days of the record date.
(8) Includes 4,571 shares which Mr. Fite has the right to acquire upon the exercise of stock options within 60 days of the record date.
(9) Includes 722 shares which Mr. Fox has the right to acquire upon the exercise of stock options within 60 days of the record date.

(10) Includes 17,481 shares which Mr. Patton has the right to acquire upon the exercise of stock options within 60 days of the record date.
(11) Includes 21,197 shares which Mr. Robotham has the right to acquire upon the exercise of stock options within 60 days of the record date.
(12) Includes 7,441 shares which Mr. Taber has the right to acquire upon the exercise of stock options within 60 days of the record date.
(13) Includes 4,571 shares which Doctor Taylor has the right to acquire upon the exercise of stock options within 60 days of the record date.
(14) Includes 12,329 shares which Mr. Tow has the right to acquire upon the exercise of stock options within 60 days of the record date.
(15) Includes 4,571 shares which Mr. Waks has the right to acquire upon the exercise of stock options within 60 days of the record date.
(16) Includes 6,363 shares which Mr. Wright has the right to acquire upon the exercise of stock options within 60 days of the record date.
(17) Includes 3,128 shares which Mr. Ziegler has the right to acquire upon the exercise of stock options within 60 days of the record date.
(18) Includes 110,424 stock options outstanding to purchase common stock exercisable within 60 days of the record date.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that the number of directors of the Company shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment to the Articles of Incorporation or by a Bylaw amending
Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the range specified in the Articles of Incorporation (i) by a resolution duly adopted by the Board; (ii) by a Bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders. The exact number of directors was fixed at eight (8) by resolution of the Board of Directors. As part of a re-classification of the Board in 2005, the Company's directors were designated Class I and Class III directors. For 2006, the former Class III directors are designated as Class II directors. There is no change to the Class I directors.

         The Company has two classes of directors, each of which is elected for a two-year term. Class II directors are nominated for election this year. Class I directors were elected to serve until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.

         The following persons are the nominees of the Board of Directors for election as Class II directors to serve for a two-year term until the 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominees for Election as Class II Directors:

------------------------ ---------------------------------------------------------------- --------- --------------------
Name and Title                                                                                      Year First Elected
Other than Director              Principal Occupation During the Last Five Years            Age          Director
------------------------ ---------------------------------------------------------------- --------- --------------------
Charles D. Fite          President, Fite Development Company in Sacramento.                  48            1993
Chairman

David T. Taber           President and CEO, American River Bankshares since 1995.
President and CEO        CEO of American River Bank since 2004.                              45            1989

Stephen H. Waks          Attorney-at-Law; Owner of Waks Law Corporation in Sacramento.
Corporate Secretary                                                                          58            1986

Michael A. Ziegler       President and Chief Executive Officer of PRIDE Industries in        61            2002
                         Sacramento.


The following persons are the Class I directors who will continue in office as described above:

Class I Directors, Continuing in Office:

------------------------ ---------------------------------------------------------------- --------- --------------------
Name and Title                                                                                      Year First Elected
Other than Director              Principal Occupation During the Last Five Years            Age          Director
------------------------ ---------------------------------------------------------------- --------- --------------------
Amador S. Bustos         Chairman and Chief Executive Officer, Bustos Media Corporation      55            2004
                         (BMC) in Sacramento.

Robert J. Fox            Partner, S.J. Gallina & Co., LLP, Certified Public Accountants      61            2004
                         in Sacramento.

William A. Robotham      Executive Partner, Pisenti & Brinker LLP, Certified Public          64            2004
                         Accountants in Santa Rosa.

Roger J. Taylor, DDS     Dentist (Retired) and National Executive Director, Impax            60            1983
Vice Chairman            Health Prime and a real estate developer in Sacramento.

         None of the Company's directors, nominees for director listed above, American River Bank directors, or executive officers(1) listed on page 7, were selected pursuant to any arrangement or understanding other than with the directors, American River Bank directors, and executive officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the directors, nominees for director, American River Bank directors or executive officers. No director, nominee for director, American River Bank director, or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

         None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations or minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

Committees of the Board of Directors

         The Audit Committee, whose members are Amador S. Bustos, Robert J. Fox, and William A. Robotham (Chairman), oversees the Company's independent public accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting. Director Fox has been designated by the Board of Directors as an "audit committee financial expert" as defined under rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee met five (5) times in 2005. See the Audit Committee Report on page 18 for additional information regarding the functions of the Audit Committee. Each member of the Audit Committee is "independent," as that term is defined under rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and by applicable Nasdaq Listing Rules. In addition, each other member of the Audit Committee is "financially literate" as defined under applicable Nasdaq Listing Rules.

         The Nominating Committee, whose members are Charles D. Fite, Robert J. Fox, Stephen H. Waks and Michael A. Ziegler (who joined in June 2005), has the responsibility to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating, and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and
(b) periodically reviewing and making recommendations on the composition of the Board of Directors. The Nominating Committee met once in 2005. In January of 2006, Dr. Roger J. Taylor was added to the committee and Mr. Fox left the committee. All members of the Nominating Committee are "independent," as that term is defined under rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Candidates are selected in accordance with a Nominating Charter. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated

--------------------------------------------------------------------------------
(1) As used in this Proxy Statement, the term "executive officer" of the Company includes the President and Chief Executive Officer of American River Bankshares, the Executive Vice President and Chief Financial Officer of American River Bankshares, the Executive Vice President and Chief Credit Officer of American River Bankshares, Executive Vice President and Chief Information Officer of American River Bankshares, the President of American River Bank and the Presidents of North Coast Bank and Bank of Amador, divisions of American River Bank.

by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company that may enhance the reputation of the Company. The Company operates in a highly regulated industry and is subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, Nasdaq, or such state and federal banking regulatory authorities,
(b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this proxy Statement as Appendix A. The Nominating Committee recommended the slate of Nominees for Election described on page 3.

         The Compensation Committee, whose members include Charles D. Fite (Chairman), Roger J. Taylor, D.D.S. Amador S. Bustos, Robert J. Fox and William
A. Robotham, oversees the performance and reviews the compensation of the executive officers and the directors of the Company and American River Bank. The Compensation Committee met ten (10) times during 2005. See the Compensation Committee Report on page 13 for additional information regarding the functions of the Compensation Committee. The Board has determined that all members of the Compensation Committee are "independent," as that term is defined by applicable Nasdaq Listing Rules. In January of 2006, Mr. Amador S. Bustos was named Chairman of the Compensation Committee, Dr. Roger Taylor and Mr. Robert J. Fox left the committee and Mr. Robotham was added to the Committee.

         The Finance and Capital Committee, whose members include William A. Robotham, Roger J. Taylor, D.D.S., Stephen H. Waks (Chairman), and Michael A. Ziegler, has the responsibility to (a) oversee asset liability management and the investment portfolio including recommending to the full Board of Directors the annual investment strategy; (b) recommend to the full Board of Directors the annual operating budget for the Company; and (c) review premises leases for recommendation to the full Board of Directors. The Finance and Capital Committee met five (5) times during 2005. In January of 2006, Mr. William A. Robotham left the committee.

         The Executive Committee, whose members include Charles D. Fite (Chairman), David T. Taber, Roger J. Taylor, D.D.S., and Stephen H. Waks oversees long range planning, formulates and recommends broad policy positions for the full Board of Directors to consider and is responsible for evaluating and recommending to the full Board of Directors matters pertaining to mergers and acquisitions. The Executive Committee met once during 2005. In January of 2006, Mr. Amador S. Bustos and Mr. William A. Robotham were added to the committee and Dr. Roger Taylor left the committee.

         The Loan Committee has the responsibility for establishing loan policy, approving loans which exceed certain dollar limits and reviewing the outside loan review firm's examinations of the loan portfolios. American River Bank's Loan Committee includes Charles D. Fite, Robert J. Fox (Chairman), Roger J. Taylor, D.D.S., Stephen H. Waks, and Philip A. Wright. American River Bank's Loan Committee met thirty (30) times during 2005.

         During 2005, the Company's Board of Directors held twelve (12) regular meetings. In addition, the Company's Board of Directors held three (3) "executive sessions" which only the non-employee directors attended, each of whom is "independent" as defined under rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

         A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

         The Company requires members of its Board of Directors to attend the Company's annual meeting of shareholders each year. With the exception of Michael A. Ziegler, all the directors attended the Company's annual meeting of shareholders held in 2005.

Compensation of Directors

         The Compensation Committee is responsible for approving and evaluating the directors compensation and plans, including cash, stock and retirement.

         The fees paid to non-employee directors of American River Bankshares during 2005 included a retainer of $600 per month, a base fee of $300 per month for attendance at board meetings, and a fee of $200 per month for attendance at committee meetings, other than the Directors Loan Committee of American River Bank whose outside director members received a fee of $300 for each meeting attended. In addition to the fees received as non-employee directors in connection with the meetings and matters described above, the Chairman of the Board of Directors also received an additional retainer fee of $400 per month, and the Chairman of the Audit Committee, the Chairman of the Finance and Capital Committee and the Chairman of American River Bank's Directors Loan Committee also received an additional retainer fee of $200 per month. In 2005, the total amount of fees paid by American River Bankshares and American River Bank to all directors as a group, including former Director Gallina who retired in May 2005, was $150,650.

         The Company has a 1995 Stock Option Plan (the "1995 Plan") and a 2000 Stock Option Plan (the "2000 Plan") pursuant to which non-statutory stock options have been granted. Stock options granted under the 1995 are fully vested and are exercisable until their expiration; however, no new options will be granted under the 1995 Plan. As of the Record Date, all of the stock options granted to the current directors under the 1995 Plan have been exercised and no additional options will be granted under the 1995 Plan. On February 16, 2005, Directors Bustos, Fite, Fox, Robotham, Taylor, Waks and Ziegler were granted a non-statutory stock option under the 2000 Plan to purchase 3,437 shares of American River Bankshares common stock at $22.00 per share (converted to 3,608 shares at $20.96 as adjusted for the 5% stock dividend declared in November
2005). On April 21, 2004, Directors Fite, Taylor, Waks, and Ziegler were granted a non-statutory stock option under the 2000 Plan to purchase 4,365 shares of American River Bankshares common stock at $21.42 per share (converted to 4,812 shares at $19.43 as adjusted for the 5% stock dividends declared in December 2004 and November 2005). On March 19, 2003, Directors Fite, Taylor, and Waks were granted a non-statutory stock option to purchase 1,940 shares of American River Bankshares common stock at $22.34 per share (converted to 3,207 shares at $13.51 as adjusted for a 3-for-2 stock split declared in October 2003 and 5% stock dividends declared in December 2004 and November 2005). On May 21, 2003, Director Ziegler was granted a non-statutory stock option to purchase 485 shares of American River Bankshares common stock at $24.22 per share (converted to 801 shares at $14.65 as adjusted for a 3-for-2 stock split declared in October 2003 and 5% stock dividends declared in December 2004 and November 2005).

         On June 18, 1997, the Board of Directors approved a Gross-Up Plan (the "Plan") to compensate for the tax effects of the exercise of non-statutory stock options. The Plan named Directors Charles D. Fite, Roger J. Taylor, D.D.S., and Stephen H. Waks as participants and applies only to those options granted on August 25, 1995. As of the Record Date, all stock options eligible under this Plan have been exercised. The Plan encouraged participating optionees to retain shares acquired through the exercise of non-statutory stock options by American River Bankshares paying to the participating optionee an amount equal to the taxable income resulting from an exercise of a non-statutory stock option multiplied by American River Bankshares' effective tax rate, subject to the optionee's agreement to hold the shares acquired for a minimum of one (1) year. In the event that the shares acquired upon exercise are not held for at least one year from the date of acquisition, the optionee is required to reimburse the amount paid to the optionee under the Plan. During 2005, Directors Waks, Taylor and former Director Gallina executed agreements in return for payment of $136,345, $124,433, and $183,804, respectively.

         Effective December 20, 2001, a Deferred Fee Plan was established for the purpose of providing the directors an opportunity to defer director fees. Participating directors may elect to defer a portion, up to 100%, of their monthly director fees. American River Bankshares bears the administration costs and pays interest on the deferred balances at a rate equal to the five-year U.S. Treasury Bond plus 4.0%, but does not, otherwise, make contributions to the Plan. During 2005, Directors Bustos and Ziegler participated in the Plan and deferred $23,500.

         In January 2003, the Board of Directors approved a Directors Retirement Plan and in June 2004 this plan was replaced with a Director Emeritus Program, whereby each director, upon full retirement from the Company's or an affiliate's Board of Directors, is entitled to receive installment payments over a 24 month period following retirement which are equal to the total Board of Director and Committee fees received by a director for such service during the two full calendar years prior to retirement. The Director Emeritus Program contains a ten-year vesting component. A director vests 10% for each year of service on the Board of Directors of the Company or an affiliate Board of Directors. During 2005, six former directors participated in this Emeritus Program and received payments totaling $55,705.

EXECUTIVE OFFICERS

         The executive officers of the Company during 2005 included David T. Taber, President and Chief Executive Officer of American River Bankshares, about whom information is provided on page 3, and the following persons:

----------------------------- --------- ----------------- ----------------------------------------------------------------------
                                            OFFICER       PRINCIPAL OCCUPATION
NAME                            AGE          SINCE        DURING THE PAST FIVE YEARS
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Mitchell A. Derenzo              44           1992        Executive Vice President and Chief Financial Officer of American River
                                                          Bankshares since 1995. Chief Financial Officer of American River Bank since 1992.
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Raymond F. Byrne                 58           2000        President of North Coast Bank, a division of American River Bank, since 2002. Senior Vice President and Senior Lender of North Coast
                                                          Bank from 2001 to 2003. Vice President and Manager of Bank of the
                                                          West from 2000 to 2001.
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Gregory N. Patton                47           2004        President of American River Bank since January 2004. Senior Vice
                                                          President and Senior Commercial Loan Officer of American River Bank
                                                          from 2000 to 2004. Vice  President and Branch Manager of American
                                                          River Bank from 1995 to 2000.
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Larry D. Standing                63           2004        President of Bank of Amador, a division of American River Bank, since
                                                          2004. President of Bank of Amador from 1983 to 2004.
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Kevin B. Bender                  42           1999        Executive Vice President and Chief Information Officer of American
                                                          River Bankshares since 1999.
----------------------------- --------- ----------------- ----------------------------------------------------------------------
Douglas E. Tow                   52           1994        Executive Vice President and Chief Credit Officer of American  River
                                                          Bankshares  since 2003. Senior Vice President and Chief Credit Officer of American River Bank since 1994.
----------------------------- --------- ----------------- ----------------------------------------------------------------------

EXECUTIVE COMPENSATION

         Set forth below is the summary compensation paid during the three years ended December 31, 2005, to David T. Taber, Mitchell A. Derenzo, Raymond F. Byrne, Gregory N. Patton, Larry D. Standing, Kevin B. Bender, and Douglas E. Tow, the only executive officers of the Company and American River Bank.


                           Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Long-Term Compensation
                                                                              ---------------------------------
                                                Annual Compensation                  Awards           Payouts
                                          ---------------------------------   ---------------------  ----------
               (a)                 (b)       (c)        (d)         (e)         (f)         (g)           (h)        (i)
                                                                              Restricted  Securities
                                                                Other Annual   Stock      Underlying     LTIP     All Other
            Name and                       Salary      Bonus    Compensation   Award(s)  Options/SARs   Payouts  Compensation
       Principal Position          Year   ($) (1)     ($) (2)    ($) (3)        ($)      (#) (4)          ($)      ($) (5)
--------------------------------------------------------------------------------------------------------------------------
David T. Taber, President and      2005   $250,000   $120,946       --           --        7,441           --   $   81,262
Chief Executive Officer            2004    203,800    133,333       --           --        7,441           --       61,961
                                   2003    200,000    137,617       --           --        7,441           --       38,287
--------------------------------------------------------------------------------------------------------------------------
Mitchell A. Derenzo,               2005   $140,000   $ 37,795       --           --        3,555           --   $   17,865
Executive Vice President           2004    127,375     47,417       --           --        3,555           --       15,596
and Chief Financial Officer        2003    125,000     41,568       --           --        3,555           --        9,269
--------------------------------------------------------------------------------------------------------------------------
Gregory N. Patton, President       2005   $135,000   $ 39,678       --           --        3,638           --   $    8,727
of American River Bank             2004    125,000     37,289       --           --        3,638           --        7,524
                                   2003     98,613     30,643       --           --        2,480           --        4,035
--------------------------------------------------------------------------------------------------------------------------
Raymond F. Byrne, President of     2005   $125,000   $ 31,532       --           --        3,307           --   $    5,877
North Coast Bank (6)               2004    115,000     32,148       --           --        3,307           --        5,354
                                   2003    107,525      2,000       --           --        1,032           --        3,677
--------------------------------------------------------------------------------------------------------------------------
Larry D. Standing, President       2005   $150,000         --       --           --           --           --   $   89,907
of Bank of Amador (6) and (7)      2004     12,500         --       --           --           --           --        1,885
                                   2003         --         --       --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------
Kevin B. Bender, Executive         2005   $105,000   $ 28,189       --           --        3,555           --   $    5,467
Vice President and Chief           2004     95,000     38,552       --           --        3,307           --        5,447
Information Officer                2003     87,000     28,611       --           --        2,893           --        3,315
--------------------------------------------------------------------------------------------------------------------------
Douglas E. Tow, Executive Vice     2005   $140,000   $ 32,587       --           --        3,555           --   $   24,950
President and Credit Officer       2004    115,147     39,880       --           --        3,555           --       20,556
                                   2003    113,000     44,389       --           --        3,555           --       10,247
--------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan and the Deferred Compensation Plan.
(2) Amounts indicated as bonus payments are listed in the year paid. The amounts listed as paid were earned in the prior year under the Company's Incentive Compensation Plan. See "Board Compensation Committee Report on Executive Compensation" below. Additional amounts accrued in 2005 and paid in 2006 were $126,863 to Mr. Taber; $41,687 to Mr. Derenzo; $30,476 to Mr.
     Patton; $24,844 to Mr. Byrne; $31,173 to Mr. Bender; $33,863 to Mr. Standing; and $41,442 to Mr. Tow.
(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2005, 2004, and 2003.
(4) Represents the number of shares granted in the year indicated, as adjusted for stock splits and stock dividends. The Company had a 1995 Stock Option Plan (the "1995 Plan") pursuant to which options could be granted to directors and key, full-time salaried officers and employees of the Company and American River Bank. The 1995 Plan was replaced with the Company's 2000 Stock Option Plan (the "2000 Plan"). Options granted under the 1995 Plan were either incentive options or non-statutory options. Options granted under the 1995 Plan became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control of the Company, all outstanding options under the 1995 Plan will become fully vested and exercisable. Options granted under the 1995 Plan are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. The 2000 Plan is substantially similar to the 1995 Plan regarding provisions related to option grants, vesting, and dilution. All options granted to the named executive officers have an exercise price equal to the fair market value of the common stock on the date of grant.
(5) Amounts shown for each named executive officer include 401(k) matching contributions, the use of an automobile owned by the Company, earned but unpaid interest on amounts deferred under the Company's Deferred Compensation Plan, excess life insurance premiums paid by the Company, and amounts accrued pursuant to post-retirement agreements as described under "Employment Contracts and Termination of Employment and Change in Control Agreements" below.
(6)  North Coast Bank and Bank of Amador are divisions of American River Bank.
(7) Mr. Standing joined the Company in December 2004. See "Employment Contracts and Termination of Employment and Change in Control Agreements" below.

Stock Options

         The following table describes stock options that were granted pursuant to the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") to the Company's executive officers in the fiscal year ended December 31, 2005. Shareholders approved the 2000 Stock Option Plan on September 21, 2000. All of the grants were made on September 21, 2005 based on achievement of 2004 corporate and personal performance objectives.

                      Option/SAR Grants in Last Fiscal Year

------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
                                          Number of        Percentage of Total
                                          Securities           Options/SARs                                       Grant Date
                                          Underlying            Granted to        Exercise or                       Present
                                         Options/SARs      Employees in Fiscal    Base Price       Expiration     Values ($)
                Name                   Granted (#) (1)             Year             ($/Sh)            Date            (2)
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
David T. Taber                              7,441                 20%                $21.11         9/21/15         44,720
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Mitchell A. Derenzo                         3,555                 10%                $21.11         9/21/15         21,366
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Gregory N. Patton                           3,638                 10%                $21.11         9/21/15         21,864
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Raymond F. Byrne                            3,307                  9%                $21.11         9/21/15         19,875
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Larry D. Standing                            --                   --                   --             --              --
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Kevin B. Bender                             3,555                 10%                $21.11         9/21/15         21,366
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------
Douglas E. Tow                              3,555                 10%                $21.11         9/21/15         21,366
------------------------------------- ------------------- --------------------- ---------------- --------------- ------------

(1) All options are incentive stock options, which vest ratably over a five-year period commencing one year after the grant date. Options may become exercisable in full in the event of a change of control as defined in the 2000 Stock Option Plan.
(2) The Black-Scholes option-pricing model is used to determine grant date present value. To derive the per share option value of $6.01, the assumptions used include a risk-free rate equal to the seven-year interpolated treasury yield of 4.08%, volatility of 30.3%, and a seven-year maturity.

         The following table sets forth the number of shares of common stock acquired by each of the Company's executive officers upon the exercise of stock options during fiscal year 2005, the net value realized upon exercise, the number of shares of common stock represented by outstanding stock options held by each of the executive officers as of December 31, 2005, the value of such options based on the closing price of the Company's common stock, and certain information concerning unexercised options under the 1995 and 2000 Stock Option Plans.

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                            FY-End Option/SAR Values
-----------------------------------------------------------------------------------------------------------------
                                                                          Number of
                                                                         Securities                  Value of
                                                                         Underlying                Unexercised
                                                                         Unexercised              In-the-Money
                                                                        Options/SARs              Options/SARs
                                     Shares          Value              at FY End (#)             at FY End ($)
                                   Acquired on      Realized            Exercisable/              Exercisable/
             Name                 Exercise (#)        ($)               Unexercisable             Unexercisable
              (a)                      (b)            (c)                    (d)                      (e) (1)
-----------------------------------------------------------------------------------------------------------------
 David T. Taber                     37,151          698,606             4,464/17,859           $ 28,954/$ 59,319
-----------------------------------------------------------------------------------------------------------------
 Mitchell A. Derenzo                10,000          157,447            20,982/8,512            $322,881/$ 28,163
-----------------------------------------------------------------------------------------------------------------
 Gregory N. Patton                   3,083           40,706            16,258/8,036            $201,055/$ 23,119
-----------------------------------------------------------------------------------------------------------------
 Raymond F. Byrne                     --              --                1,074/6,572            $  5,164/$ 14,792
-----------------------------------------------------------------------------------------------------------------
 Larry D. Standing                    --              --                   --/--               $     --/--
-----------------------------------------------------------------------------------------------------------------
 Kevin B. Bender                     4,000           53,868            16,761/7,937            $219,745/$ 21,403
-----------------------------------------------------------------------------------------------------------------
 Douglas E. Tow                      1,918           34,276            17,227/8,512            $221,429/$ 28,163
-----------------------------------------------------------------------------------------------------------------

(1) The aggregate value has been determined based upon the closing price for the Company's common stock at year-end, minus the exercise price.

EQUITY COMPENSATION PLAN INFORMATION

         The chart below summarizes share information about American River Bankshares' equity compensation plans including the 1995 Stock Option Plan and the 2000 Stock Option Plan as of December 31, 2005. Both of these plans have been approved by the Company's shareholders. The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of the Company's common stock.

------------------------------- ------------------------------ -------------------------- ----------------------------------
         Plan Category            Number of securities to be        Weighted-average       Number of securities remaining
                                    issued upon exercise of         exercise price of       available for future issuance
                                     outstanding options,         outstanding options,     under equity compensation plans
                                      warrants and rights          warrants and rights     (excluding securities reflected
                                                                                                   in column (a))
                                              (a)                           (b)                           (c)
------------------------------- ------------------------------ -------------------------- ----------------------------------
Equity compensation plans
approved by security holders               290,935 (1)                    $13.27                         358,694
------------------------------- ------------------------------ -------------------------- ----------------------------------
Equity compensation plans
not approved by security                     -0-                            -0-                            -0-
holders
------------------------------- ------------------------------ -------------------------- ----------------------------------
             Total                         290,935                        $13.27                         358,694
------------------------------- ------------------------------ -------------------------- ----------------------------------

(1) Shares reserved but unissued shall remain available for grant during any subsequent calendar year. Awards that expire or are cancelled, forfeited or terminated before being exercised shall again become available for future awards under the Plan.

Employment Contracts and Termination of Employment and Change in Control Arrangements

         In August 2003, the Company entered into an employment agreement with David T. Taber. The agreement provides for an original term of two years subject to automatic one-year extensions thereafter unless terminated in accordance with the terms of the agreement. The agreement provides for a base salary which is disclosed in the Summary Compensation Table on page 8. The base salary under the agreement is reviewed annually and is subject to adjustment at the discretion of the Board of Directors. Additionally, the agreement provides for, among other things (i) an annual incentive bonus based upon the Company's achievement of certain profitability, growth and asset quality standards as set forth in the agreement; (ii) in the event of disability, payment of base salary reduced by the amounts received from state disability insurance or workers' compensation or other similar insurance benefits through policies provided by the Company; (iii) stock option grants in the discretion of the Board of Directors under the Company's stock option plan; (iv) four weeks annual paid vacation leave; (v) use of an automobile; and (vi) reimbursement for ordinary and necessary expenses incurred in connection with employment. The agreement may be terminated with or without cause, but if the agreement is terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Company to conduct or continue its business, the loss by the Company of its legal capacity to contract or the Company's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary plus any incentive bonus due. The agreement further provides that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or
(iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in an amount equal to eighteen (18) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee).

         In December 2004, the Company's subsidiary, American River Bank, entered into an employment agreement with Larry D. Standing. The agreement provides for an original term of two years subject to automatic one-year extensions thereafter unless terminated in accordance with the terms of the agreement. The agreement provides for a base salary of $150,000. The amount earned in 2005 is disclosed in the Summary Compensation Table on page 8. The base salary under the agreement is reviewed annually and is subject to adjustment at the discretion of the Board of Directors. Additionally, the agreement provides for, among other things (i) an annual incentive bonus based upon the Company's achievement of certain profitability, growth and asset quality standards as set forth in the agreement; (ii) in the event of disability, payment of base salary reduced by the amounts received from state disability insurance or workers' compensation or other similar insurance benefits through policies provided by the Company; (iii) stock option grants in the discretion of the Board of Directors under the Company's stock option plan;
(iv) four weeks annual paid vacation leave; (v) use of an automobile; and (vi) reimbursement for ordinary and necessary expenses incurred in connection with employment. The agreement may be terminated with or without cause, but if the agreement is terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Company to conduct or continue its business, the loss by the Company of its legal capacity to contract or the Company's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary plus any incentive bonus due. The agreement further provides that in the event of a "change in control" as defined therein and within a period of two years following consummation of such change in control (i) the employee's employment is terminated; or (ii) any adverse change occurs in the nature and scope of the employee's salary or benefits; or (iii) any event occurs which reasonably constitutes a constructive termination of employment, by resignation or otherwise, then the employee will be entitled to receive severance compensation in an amount equal to eighteen (18) months of the employee's annual base salary, less applicable withholding deductions (in addition to salary, incentive compensation, or other payments, if any, due the employee).

         On March 18, 1998, American River Bank adopted the American River Bank Employee Severance Policy. The Policy allows for certain named employees to receive severance payments equal to six times their monthly base pay should these named employees be terminated within one year of a "change in control." The Board of Directors has designated executive officers Mitchell A. Derenzo, Kevin B. Bender, Gregory N. Patton, Raymond F. Byrne, and Douglas E. Tow to be covered under the Policy.

         Recognizing the importance of building and retaining a competent management team, additional agreements were entered into to provide post-retirement benefits to Messrs. Taber, Derenzo, and Tow. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of One Hundred Thousand Dollars ($100,000) to Mr. Taber and Fifty Thousand Dollars ($50,000) each to Messrs. Derenzo and Tow. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) termination following a "change of control," in which case the employee is entitled to receive the annual benefit payment in equal monthly installments for fifteen
(15) years beginning in the month following the termination or "change of control" equal to Sixty-Four Thousand Nine Hundred and Seventy Dollars ($64,970) for Mr. Taber and Thirty-Two Thousand Four Hundred and Eighty-Five Dollars ($32,485) each for Messrs. Derenzo and Tow. The expense recognized under these arrangements totaled $31,000 for the year ended December 31, 2005. The Company purchased insurance policies in connection with these agreements on the lives of Messrs. Taber, Derenzo, and Tow paying the premiums for these insurance policies with a lump-sum premium payment of approximately $954,100. Income earned by the Company on these policies, net of expenses, totaled $38,000 for the year ended December 31, 2005.

         In 2003, Bank of Amador and Larry Standing entered into a Director retirement agreement. This agreement was assumed by the Company in conjunction with the Company's acquisition of Bank of Amador in December 2004. The agreement provides annual retirement benefits or service compensation in the amount of $18,000 per year after Mr. Standing's retirement from the Company. Under the agreement, such benefits will also be accelerated and be paid upon a "change of control" of the Company. The annual retirement benefit amount is payable in equal monthly installments over a ten (10) year period. In the event Mr. Standing dies or is disabled, the agreement provides for the payment of benefits corresponding to specified amounts accrued for the retirement benefits described above. The expense recognized under these arrangements totaled $26,000 for the year ended December 31, 2005. In connection with the implementation of this agreement, the Company invested $164,000 in a single premium life insurance policy which policy had an aggregate cash surrender value of $180,000 at December 31, 2005. On the balance sheet, the cash surrender value is included in other assets. Income earned by the Company on this policy, net of expenses, totalled $6,000 for the year ended December 31, 2005.

         In 2004, Bank of Amador and Larry Standing entered into a Salary Continuation Agreement. This agreement was assumed by the Company in conjunction with the Company's acquisition of Bank of Amador in December 2004. The agreement provides annual retirement benefits or service compensation in the amount of $32,000 per year after Mr. Standing's retirement from the Company. Under the agreement, such benefits will also be accelerated and be paid upon a "change of control" of the Company. The annual retirement benefit amount is payable in equal monthly installments over a ten (10) year period. In the event of Mr. Standing's death, amounts due are anticipated to be paid to the employee's designated beneficiary in a lump sum based on a split dollar agreement. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) termination following a "change of control," in which case the employee is entitled to receive a lump sum benefit payment amount based upon the length of employment. The expense recognized under this arrangement totaled $56,000 for the year ended December 31, 2005. In connection with the implementation of this agreement, the Company invested $200,000 in a single premium life insurance policy which policy had an aggregate cash surrender value totaling $214,000 at December 31, 2005. On the balance sheet, the cash surrender value is included in other assets. Income earned by the Company on this policy, net of expenses, totaled $8,000 for the year ended December 31, 2005.

Deferred Compensation Plans

         Effective May 1, 1998, the American River Bank Deferred Compensation Plan was established for the purpose of providing certain highly compensated individuals, which includes the executive officers, an opportunity to defer compensation. Participants, who are selected by a committee designated by the Board of Directors, may elect to defer annually a minimum of $5,000 or a maximum of eighty percent of their base salary and all of their cash bonus. American River Bank bears all administration costs, but does not make contributions to the plan. Effective December 20, 2000, the Deferred Compensation Plan was renamed the American River Bankshares Deferred Compensation Plan and beginning January 1, 2001, the Company now bears the administration costs for participants that are employed by the Company and American River Bank bears the costs for participants that are employed by American River Bank. The Deferred Compensation Plan requires the Company and American River Bank to pay interest on the deferred balances at a rate equal to the five-year U.S. Treasury Bond plus 4.0%. In addition, the executive officers are eligible to participate in the Company's 401(k) Plan. Under the 401(k) Plan, the Company matches salary deferrals at a rate of 100% of the participant's contributions up to 3% of such participant's annual compensation plus 50% of the next 2% of annual compensation.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation of the executive officers of American River Bankshares is reviewed and approved annually by the Board of Directors on recommendation by the Compensation Committee. During 2005, Charles D. Fite (Chairman), Roger J. Taylor, D.D.S., Amador S. Bustos, Robert J. Fox and William A. Robotham served as members of the Compensation Committee. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Mr. Taber was not present during the Compensation Committee voting or deliberations regarding his compensation as required by applicable Nasdaq Listing Rules. David T. Taber, Mitchell A. Derenzo, Raymond F. Byrne, Gregory N. Patton, Larry D. Standing, Kevin B. Bender, and Douglas E. Tow served as executive officers of American River Bankshares during 2005 in the capacities reflected in the Summary Compensation Table.

         The Compensation Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting American River Bankshares' strategic goals. The Compensation Committee reviews annually the compensation of the executive officers to insure that American River Bankshares' compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for American River Bankshares' executive officers includes the following components:

         1. Base salary is related to the individual executive officer's level of responsibility and comparison with comparable employers in the industry.

         2. Executive officers are eligible to participate in the American River Bankshares Executive Annual Incentive Plan (the "Incentive Plan"). The Incentive Plan is designed to promote exemplary performance and enhance shareholder value by focusing the executives on key performance metrics and providing rewards for excellent performance as measured by those metrics. The Incentive Plan outlines performance metrics and targets, which include performance, growth, and asset quality minimums. These metrics have minimums and corresponding weights which impact potential payout. The actual amounts accrued in 2005 were paid in March 2006, and are included in footnote 2 to the Summary Compensation Table on page 8.

         3. Stock option grants are intended to increase the executive officers' interest in American River Bankshares' long-term success and link interests of the executive officer with those of shareholders as measured by American River Bankshares' share price. Stock options are granted at the discretion of the Board of Directors and at the fair market value of American River Bankshares common stock on the date of grant. Consequently, the value of the options is directly connected to the increase in value of American River Bankshares' stock price. See the Summary Compensation Table, Option/SAR Grant Table, and Option/SAR Exercise Table, and notes thereto for a further description of stocks options.

         4. American River Bankshares matches salary deferred by employees participating in its 401(k) Plan at a rate equal to 100% of the participant's contribution up to 3% of such participant's annual compensation plus 50% of the next 2% of annual compensation. Executive officers are eligible to participate in the 401(k) plan. See the Summary Compensation Table for further information regarding 401(k) Plan deferrals and matching contributions.


/s/ CHARLES D. FITE          /s/ AMADOR S. BUSTOS          /s/ ROBERT J. FOX
----------------------       ------------------------      ---------------------
Charles D. Fite              Amador S. Bustos              Robert J. Fox


/s/ ROGER J. TAYLOR          /s/ WILLIAM A. ROBOTHAM
----------------------       ------------------------
Roger J. Taylor, DDS         William A. Robotham

COMPARISON OF AMERICAN RIVER BANKSHARES SHAREHOLDERS RETURN

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on American River Bankshares common stock with the cumulative total return of the NASDAQ--Total U.S., and the SNL NASDAQ Bank Index as of the end of each of American River Bankshares' last five fiscal years.

         The following table assumes that $100.00 was invested on December 31, 2000 in American River Bankshares common stock and each index, and that all dividends were reinvested. Returns have been adjusted for any stock dividends and stock splits declared by American River Bankshares. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

--------------------------------------------------------------------------------

                            AMERICAN RIVER BANKSHARES

--------------------------------------------------------------------------------

                            [GRAPHIC CHART OMITTED]]

                            Total Return Performance

                                                               Period Ending
                                    -----------------------------------------------------------------
Index                                12/31/00   12/31/01   12/31/02   12/31/03    12/31/04   12/31/05
-----------------------------------------------------------------------------------------------------
American River Bankshares              100.00     122.07     195.82     256.68      301.90     318.59
NASDAQ Composite                       100.00      79.18      54.44      82.09       89.59      91.54
SNL NASDAQ Bank Index                  100.00     108.85     111.95     144.51      165.62     160.57

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         There have been no transactions, or series of similar transactions, during 2005, or any currently proposed transaction, or series of similar transactions, to which American River Bankshares or American River Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director or executive officer of American River Bankshares or American River Bank, any shareholder owning of record or beneficially 5% or more of American River Bankshares common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest, except as follows:

         American River Bank leases premises at 9750 Business Park Drive, Sacramento, California, from Bradshaw Plaza Group, which is owned in part by Charles D. Fite, a director of American River Bankshares, in addition to ownership by other family members. The lease term is 7 years and expires on November 30, 2006, subject to extension for one five-year option term. The premises consist of 4,590 square feet on the ground floor. The current monthly rent is $7,900. The approximate aggregate rental payments for the period from January 1, 2006 through the lease term expiring on November 30, 2006 will be $86,900. If the five-year option is exercised, the approximate aggregate rental payments for the option term will be $474,000.

Certain Business Relationships

         There were no business relationships during 2005 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

         American River Bankshares, through American River Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of American River Bankshares' directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2005 such transactions comprising loans did not involve more than the normal risk of collectability or present other unfavorable features. Loans to executive officers of American River Bankshares and American River Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and any persons beneficially owning ten percent or more of the Company's common stock to timely file initial reports of ownership and reports of changes in that ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulation to send copies of such reports to the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, the Company believes all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met.

CODE OF ETHICS

         The Company has adopted a Code of Ethics that complies with the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and applicable Nasdaq Listing Rules. The Code of Ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The Code of Ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees.

         The Code of Ethics was filed as Exhibit 14.1 to the Company's 2003 Annual Report on Form 10-K and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this proxy Statement under the heading "Website" or is available, free of charge, upon written request to Mitchell A. Derenzo, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

                                 PROPOSAL NO. 2
         RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Perry-Smith LLP, certified public accountants, served the Company as its independent public accountant and auditor for the 2005 fiscal year at the direction of the Audit Committee and the Board of Directors of the Company. Perry-Smith LLP has no interests, financial or otherwise, in the Company. The services rendered by Perry-Smith LLP during the 2005 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Company's income tax returns.

         The table below summarizes the services rendered to the Company by Perry-Smith LLP during and for the 2005 and 2004 fiscal years.

                                                      2005               2004
                                                   ---------          ---------
       Audit Fees (1)                              $ 162,480          $ 103,725

       Audit-Related Fees (2)                      $   4,500          $  15,125
       Tax Fees (3)                                $  20,825          $  29,270

       All Other Fees (4)                                             $     600
         Total Accounting Fees                     $ 187,805          $ 148,720

(1) Audit fees consisted of services rendered by Perry-Smith LLP for the audit of the Company's consolidated financial statements included in the Annual Report on Form 10-K and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal years 2005 and 2004, including auditing of the Bank of Amador acquisition.

(2) Audit-related fees represent fees for professional services such as technical accounting, consulting, and research.

(3) Tax fees consisted principally of services rendered by Perry-Smith LLP for assistance relating to tax compliance and reporting for fiscal years 2005 and 2004.

(4)  All other fees consist primarily of consulting services.

         The Audit Committee approved each professional service rendered by Perry-Smith LLP during the 2005 and 2004 fiscal years and considered whether the provision of such services is compatible with Perry-Smith LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Perry-Smith LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Perry-Smith LLP during the 2005 and 2004 fiscal years. It is anticipated that one or more representatives of Perry-Smith LLP will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

         The Board of Directors has selected Perry-Smith LLP to serve as the Company's independent public accountants for the year 2006 and recommends that shareholders vote "FOR" the ratification of the selection of Perry-Smith LLP. The ratification of the selection of Perry-Smith LLP as the Company's independent public accountants requires approval of a majority of the total number of shares voting at the Meeting. In the event such selection is not ratified, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 2006. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the selection of Perry-Smith LLP for the year 2006 will remain in effect; however, the Board of Directors also retains the power to select another independent public accounting firm to replace the accountants ratified by the shareholders in the event the Board of Directors determines that the interests of the Company and its shareholders require such a change.

AUDIT COMMITTEE REPORT

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee consists of the following members of the Company's Board of Directors: Amador A. Bustos, Robert J. Fox (Audit Committee Financial Expert), and William A. Robotham (Chairman). Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules.

         The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent public accountants report directly to the Committee. The written Audit Committee charter adopted by the Board of Directors is attached to this proxy Statement as Appendix B.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and Perry-Smith LLP, the Company's independent public accountants. The Committee has also discussed with Perry-Smith LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Perry-Smith LLP with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.


/s/ AMADOR S. BUSTOS       /s/ ROBERT J. FOX        /s/ WILLIAM A. ROBOTHAM
----------------------     --------------------     ----------------------------
Amador S. Bustos           Robert J. Fox            William A. Robotham

ANNUAL REPORT

         The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2005 accompanies this proxy Statement.

FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO STEPHEN H. WAKS, SECRETARY, AMERICAN RIVER BANKSHARES, 3100 ZINFANDEL DRIVE, SUITE 450, RANCHO CORDOVA, CA 95670.

WEBSITE

         Information regarding the Company may be obtained from the Company's website at www.amrb.com. Copies of the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "SEC Filings" menu item on the Company website, then select either "SEC Filings" to view or download copies of reports including Form 10-K, 10-Q or 8-K, or "Section 16 Reports" to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 17, 2007. The deadline for shareholders to submit proposals for inclusion in the proxy Statement and form of proxy for the 2007 Annual Meeting of Shareholders is December 28, 2006. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 28, 2006 deadline. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Stephen H. Waks, Secretary, American River Bankshares, 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670.

OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


Dated:   April 21, 2006                AMERICAN RIVER BANKSHARES

                                       By: /s/ STEPHEN H. WAKS
                                           ------------------------------------
                                           Stephen H. Waks
                                           Corporate Secretary

                                                                      APPENDIX A

                            AMERICAN RIVER BANKSHARES

                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER

I.       Membership

         The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules.

II.      Purpose

         The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

III.     Nomination Process

         1. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

         2. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present.

         3. Each candidate recommended by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, (a) verify the accuracy of information provided by the candidate including that the name and social security number is consistent with other information provided, (b) conduct a review of criminal history records, and (c) verify addresses associated with the applicant and identification of persons with whom the applicant has shared addresses.

         4. Each existing member of the Board of Directors whose term is ending must be reviewed for recommendation for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Nominating Committee may deem appropriate.

         5. Nominations for existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

IV.      Frequency of Meetings

         The Nominating Committee shall meet at such times as it may deem appropriate, but not less frequently than annually.

V.       Conflicts

         Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

                                                                      APPENDIX B

                            AMERICAN RIVER BANKSHARES

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

         1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

         2. The independence, qualifications and performance of the Company's Independent Registered Public Accounting Firm ("independent public accountants");

         3. The performance of the Company's independent internal control auditors;

         4. Communications among the independent public accountants, management, independent internal control auditors, and the Board of Directors; and

         5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

         The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

         1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

         2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

         At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in applicable Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

         The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants, independent internal control auditor, and risk manager.

         The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or independent internal control auditors, or risk manager, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

         The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or Nasdaq.

         The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

         The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

         The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

         1.       Financial Statement and Disclosure Matters

         (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-K.

         (b) Review with management, the independent public accountants, the independent internal control auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the independent internal control auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal controls over financial reporting and compliance with the applicable laws and regulations.

         (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

         (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

         (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         2.       Independent Public Accountant Oversight

         (a) Review the length of time the lead and concurring partner of the independent public accountants team has been engaged to audit the Company.

         (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence, (ii) the independent public accountant's internal quality control procedures, and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

         (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

         (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

         (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

         3.       Internal Audit Oversight

         (a) Approve the appointment and replacement of the independent firm of independent internal control auditors; including the independence and authority of the auditors' reporting obligations.

         (b) Review significant reports to management prepared by the auditors and management's responses.

         (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the independent internal control audit.

         (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

         (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

         (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

         4.       Compliance and Internal Control Oversight

         (a) Review reports and disclosures of insider and affiliated party transactions.

         (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

         (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

         (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the independent internal control auditors and the independent public accountants.

                           ^ DETACH PROXY CARD HERE ^
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PLEASE DETACH    |   PROXY
    HERE         |
---------------- |   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  You Must       |                    AMERICAN RIVER BANKSHARES
 Detach This  >  |    for the Annual Meeting of Shareholders May 18, 2006
 Portion of      |
the Proxy Card   |   The undersigned shareholder(s) of American River
   Before        |   Bankshares (the "Company") hereby appoint(s) David T. Taber
Returning it     |   and Mitchell A. Derenzo as proxyholders, each with full
   in the        |   full powers of substitution, to represent and to vote all
  Enclosed    >  |   stock of the Company which the undersigned is (are)
  Envelope       |   entitled to vote at the Annual Meeting of Shareholders of
                 |   the Company to be held on Thursday, May 18, 2006 at the
                 |   North Ridge Country Club, located at 7600 Madison Avenue,
                 |   Fair Oaks, California 95628,  and at any and all
                 |   postponements or adjournments thereof, as fully and with
                 |   the same force and effect as the undersigned might or could
                 |   do if personally present at the Meeting and at any and all
                 |   postponements or adjournments thereof, upon the following
                 |   items on the reverse side of the proxy.
                 |
                 |    The Board of Directors recommends a vote "FOR" Proposal
                 |    No. 1 and Proposal No. 2 set forth on the reverse side.
                 |    This proxy, when properly executed, will be voted as
                 |    directed herein by the undersigned shareholder(s). If no
                 |    direction is indicated, this proxy will be voted "FOR" all
                 |    nominees listed in Proposal No. 1, "FOR" Proposal No. 2
                 |    and in the proxyholders' discretion as to any other
                 |    business which may come before the Meeting.

                              PLEASE SIGN AND DATE ON REVERSE SIDE

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                           ^ DETACH PROXY CARD HERE ^
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1.  Election of Directors. To elect the following        2. Ratification of Independent Public Accountants.        |
    four (4) nominees as Class II directors to              To ratify the selection of Perry-Smith LLP as          | <  PLEASE
    serve until the 2008 Annual Meeting of                  independent public accountants for the 2006            |  DETACH HERE
    Shareholders and until their successors are             fiscal year.                                           |
    duly elected and qualified:                                                                                    |   You Must
                                                            [ ] FOR       [ ] AGAINST       [ ] ABSTAIN            |   Detach This
    Charles D. Fite      Stephen H. Waks                                                                           |   Portion of
    David T. Taber       Michael A. Ziegler              3. Other Business.  To transact such other business       |   the Proxy
                                                            as may properly come before the Meeting and any        |   Card Before
    [ ]  FOR ALL         [ ] WITHHOLD ALL                   postponements or adjournments thereof.                 |   Returning
                                                                                                                   |   it in the
    [ ]  FOR ALL EXCEPT  Nominee(s) Written Below:       Please date this Proxy and sign your name(s)              |   Enclosed
                                                         exactly as set forth on your stock certificate(s).        | < Envelope
    __________________________________________           When signing as attorney, executor, conservator,          |
                                                         administrator, trustee,  guardian, officer or in a        |
    Number of Shares: ________________________           similar representative capacity,  please  give  full      |
                                                         title.  If a  corporation, please sign the full corporate |
                                                         name by the president or other authorized officer.  If a  |
    Date: ______________________________, 2006           partnership,  please sign the full  partnership name by   |
                                                         an authorized  partner.  If more  than  one  trustee,     |
                                                         all  should  sign.  All joint owners should sign.         |
                                                                                                                   |
I/we do [ ] do not [ ] expect to attend the Meeting                   Signature of Shareholder(s)                  |
                                                                                                                   |
                                                                      __________________________________________   |
                                                                                                                   |
                                                                                                                   |
                                                                      __________________________________________   |
                                                                      Please print name(s)                         |
                                                                                                                   |
                                                                      THIS PROXY IS SOLICITED ON BEHALF OF THE     |
                                                                      BOARD OF DIRECTORS, AND MAY BE REVOKED BY    |
                                                                      THE SHAREHOLDER(S) PRIOR TO ITS EXERCISE BY  |
                                                                      FILING WITH THE CORPORATE SECRETARY OF THE   |
                                                                      COMPANY AN INSTRUMENT REVOKING THIS PROXY    |
                                                                      OR A DULY EXECUTED PROXY BEARING A LATER     |
                                                                      DATE OR BY APPEARING IN PERSON AND VOTING    |
                                                                      AT THE MEETING                               |
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